SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO THE SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                 October 6, 1997


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                         1-3521                 95-4128205
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
incorporation)                            Number)           Identification No.)



                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)



              Registrant's telephone number, including area code -
                                 (813) 632-4500


306689.1


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ITEM 7.             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    AND EXHIBITS.

     (c) Exhibits

     1(a) - Terms Agreement dated October 6, 1997 among Aristar, Inc. (the "Company") and Lehman Brother Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp., which incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission (the "Commission") on June 12, 1997, as Exhibit (1)(a) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended (the "Securities Act").

     4(a) - Senior Debt Securities Indenture between the Company and First Union National Bank, as trustee, dated as of October 1, 1997, which incorporates by reference the Company's Standard Mutliple-Series Indenture Provisions, the form of which was filed with the Commission on June 12, 1997, as Exhibit 4(i) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act.

     4(b) - Subordinated Debt Securities Indenture between the Company and First Union National Bank, as trustee, dated as of October 1, 1997, which incorporates by reference the Company's Standard Mutliple-Series Indenture Provisions, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as Exhibit 4(i) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act.

     4(c) - Specimen Global 6.30% Senior Note due October 1, 2002.




306689.1

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.



                                                     ARISTAR, INC.



                                              By:  /s/ Fay L. Chapman
                                                   Fay L. Chapman
                                                   Executive Vice President


Date:  October 8, 1997



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                                  EXHIBIT INDEX



EXHIBITS

     1(a) - Terms Agreement dated October 6, 1997 among Aristar, Inc. (the "Company") and Lehman Brother Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp., which incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission (the "Commission") on June 12, 1997, as Exhibit (1)(a) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended (the "Securities Act").

     4(a) - Senior Debt Securities Indenture between the Company and First Union National Bank, as trustee, dated as of October 1, 1997, which incorporates by reference the Company's Standard Mutliple-Series Indenture Provisions, the form of which was filed with the Commission on June 12, 1997, as Exhibit 4(i) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act.

     4(b) - Subordinated Debt Securities Indenture between the Company and First Union National Bank, as trustee, dated as of October 1, 1997, which incorporates by reference the Company's Standard Mutliple-Series Indenture Provisions, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as Exhibit 4(i) to the Company's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act.

     4(c) - Specimen Global 6.30% Senior Note due October 1, 2002.


306689.1

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